SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 14, 2008

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(Date of Report: Date of earliest event reported)

Cordia Corporation

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(Exact name of registrant as specified in its charter)

            Nevada                000-51202                11-2917728

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(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)

of incorporation)

13275 W. Colonial Drive, Winter Garden, Florida, 34787

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(Address of principal executive office)

Registrant's telephone number, including area code: 866-777-7777

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NA

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13-4(e) under the

Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01     Other Events

On March 11, 2008, Cordia Corporation (“Cordia”) issued a press release announcing the Company’s execution of a Letter of Intent to Acquire the TSI Group of Companies.  TSI distributes prepaid telecommunications products and services through over 7,000 retail locations and has approximately $46 million in annual revenues.

The information included in this Form 8-K is not to be incorporated into Cordia’s other SEC filings.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.  The following exhibit is being furnished as part of this Report.

Exhibit No.                                       Title of Document

99.1                                                  Press Release of Cordia Corporation dated March 11, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                                                                                                             Cordia Corporation

                                                                                                                              By: /s/ Joel Dupré

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Date: March 11, 2008                                                                                         Joel Dupré, Chief Executive Officer,

                                                                                                                              Duly Authorized Officer